Exhibit 99.1

PRESS RELEASE

ENERGY TRANSFER PARTNERS, L.P.
REPORTS RECORD 2004 FISCAL YEAR END RESULTS

Dallas, Texas – November 15, 2004 – Energy Transfer Partners, L.P. (NYSE:ETP) today reported record net income for the fiscal year ended August 31, 2004 of $99.2 million as compared to net income of $46.6 million for the eleven months ended August 31, 2003. EBITDA, as adjusted, for the fiscal year ended August 31, 2004 reached a record $196.9 million versus the $77.5 million reported for the eleven months ended August 31, 2003.

The results for the fiscal year ended August 31, 2004 represent a financial reporting transition period following the January 20, 2004 combination of Energy Transfer’s midstream and transportation operations and Heritage’s propane operations. The business combination of Energy Transfer and Heritage (the Energy Transfer Transaction) resulted in a change of control causing Energy Transfer’s financial statements to become those of the registrant. Reported fiscal 2004 actual results reflect the operations of Energy Transfer’s midstream and transportation businesses for the entire reporting period but only Heritage’s propane business for the period from the date of the business combination on January 20, 2004 through August 31, 2004. Fiscal 2003 historical results only include Energy Transfer’s midstream and transportation operations. The aggregate results disclosed below reflect Heritage’s historical results from September 1, 2003 through January 19, 2004, and of Heritage’s historical results for the fiscal year ended August 31, 2003, together with the historical results for the years ended August 31, 2004 and 2003, for comparability purposes only. This aggregate information is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations.

On an aggregate basis, net income for the fiscal year ended August 31, 2004 increased 57% to $121.8 million from the aggregate historical net income of $77.8 million for the eleven months ended August 31, 2003. Aggregate EBITDA, as adjusted, for the fiscal year ended August 31, 2004 was $249.8 million, a 33% increase from the aggregate historical EBITDA, as adjusted, of $188.4 million for the eleven months ended August 31, 2003. Both fiscal 2004 aggregate net income and aggregate EBITDA, as adjusted, includes non-recurring expense of $4.0 million associated with the Energy Transfer Transaction costs through August 31, 2004.

Since the January 20, 2004 merger, the Partnership has:

•	Closed the acquisition of the midstream and natural gas assets of TXU Fuel System (“ET Fuel System”) on June 2, 2004. The ET Fuel System includes approximately 2,000 miles of intrastate pipeline and related storage facilities located in Texas with a total system capacity of 1.3 billion cubic feet of natural gas per day. We believe that we will be able to increase throughput on, and therefore revenue from the ET Fuel System in future years through the addition of interconnects with other pipelines and other industrial users.

•	Completed the Bossier pipeline project, a 78-mile, 36-inch natural gas pipeline which became commercially operational on June 21, 2004. The Bossier pipeline has an initial capacity of 500 MMcf/d, which can be expanded to 1 Bcf/d, and has contracted under long-term agreements over 400 MMcf/d of capacity.

•	Closed the acquisition of certain East Texas midstream and natural gas assets of Devon Energy Corporation, known as the Texas Chalk and Madison Systems on November 1, 2004. The Devon assets include approximately 1,800 miles of gathering and mainline pipeline systems, four natural gas treating plants, condensate stabilization facilities, fractionation facilities and the 80MMcf/d Madison gas processing plant.

EBITDA, as adjusted, is a non-GAAP financial measure used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership’s fundamental business activities. EBITDA, as adjusted, should not be considered in isolation or as a substitute for net income, income from operations, or other measures of cash flow. A table reconciling EBITDA, as adjusted, and aggregate EBITDA, as adjusted, with appropriate GAAP financial measures is included in the notes to the consolidated financial statements included in this release.

Energy Transfer Partners, L.P. is a publicly traded partnership owning and operating a diversified portfolio of energy assets. The Partnership’s natural gas operations include approximately 7,750 miles of natural gas gathering and transportation pipelines with an aggregate throughput capacity of 5.2 billion cubic feet of natural gas per day, with natural gas treating and processing assets located in Texas, Oklahoma, and Louisiana. The Partnership is the fourth largest retail marketer of propane in the United States, serving more that 650,000 customers from 310 customer service locations in 32 states extending from coast to coast, with concentration in the western, upper midwestern, northeastern, and southeastern regions of the United States.

This press release may include certain statements concerning expectations for the future that are forward-looking statements. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

The information contained in this press release is available on the Partnership’s website at www.energytransfer.com. For more information, please contact H. Michael Krimbill, President and Chief Financial Officer, at 918-492-7272.

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit and unit data)
(unaudited)

	For the Year	For the Eleven	For the Year
	Ended	Months Ended	Ended
	August 31,	August 31,	August 31,
	2004	2003	2003
		(Energy Transfer
		Company)	(Heritage)
REVENUES:
Midstream and transportation	$2,102,101	$1,023,468	$—
Propane	342,522	—	512,091
Other	37,631	—	59,385

Total revenues	2,482,254	1,023,468	571,476

COSTS AND EXPENSES:
Cost of products sold	2,126,150	901,543	297,156
Operating expenses	152,100	27,960	152,131
Depreciation and amortization	50,848	13,461	37,959
Selling, general and administrative	33,135	15,965	14,037
Realized and unrealized (gains) losses on derivatives not accounted for as hedges	(25,499)	2,950	—

Total costs and expenses	2,336,734	961,879	501,283

OPERATING INCOME	145,520	61,589	70,193
OTHER INCOME (EXPENSE):
Interest expense	(41,458)	(12,456)	(35,740)
Equity in earnings of affiliates	363	1,423	1,371
Gain (loss) on disposal of assets	(1,006)	—	430
Interest income and other	509	501	(3,213)

INCOME BEFORE MINORITY INTERESTS AND INCOME TAXES	103,928	51,057	33,041
Minority interests	(295)	—	(876)

INCOME BEFORE INCOME TAXES	103,633	51,057	32,165
Income tax expense	4,481	4,432	1,023

NET INCOME	99,152	46,625	31,142
GENERAL PARTNER’S INTEREST IN NET INCOME	8,938	932	1,319

LIMITED PARTNERS’ INTEREST IN NET INCOME	$90,214	$45,693	$29,823

BASIC NET INCOME PER LIMITED PARTNER UNIT	$3.45	$6.90	$1.79

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING	26,114,371	6,621,737	16,635,966

DILUTED NET INCOME PER LIMITED PARTNER UNIT	$3.45	$6.90	$1.79

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING	26,141,605	6,621,737	16,694,343

	For the Year	For the Eleven	For the Year
	Ended	Months Ended	Ended
	August 31,	August 31,	August 31,
	2004	2003	2003
SUPPLEMENTAL		(Energy
INFORMATION:		Transfer
		Company)	(Heritage)
Net income reconciliation
Net income	$99,152	$46,625	$31,142
Depreciation and amortization	50,848	13,461	37,959
Interest	41,458	12,456	35,740
Income tax expense	4,481	4,432	1,023
Non-cash compensation expense	42	—	1,159
Interest (income) and other	(509)	(501)	3,213
Depreciation, amortization, interest and taxes of investee	440	1,003	901
Minority interests in Operating Partnership	—	—	256
(Gain) loss on disposal of assets	1,006	—	(430)

EBITDA, as adjusted (a)	$196,918	$77,476	$110,963

VOLUMES
Midstream
Natural gas MMBtu/d	975,000	524,000	—
NGLs bbls/d	12,000	13,000	—
Transportation
Natural gas MMBtu/d	1,091,000	921,000	—
Propane operations (in gallons)
Retail propane	226,209	—	375,939
Domestic wholesale	7,071	—	15,343
Foreign wholesale	28,648	—	58,958

(a)	EBITDA, as adjusted, is defined as the Partnership’s earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees, gain or loss on disposal of assets, and other expenses. We present EBITDA, as adjusted, on a Partnership basis, which includes both the general and limited partner interests. Non-cash compensation expense represents charges for the value of the Common Units awarded under the Partnership’s compensation plans that have not yet vested under the terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income such as the gain arising from our disposal of assets is not included when determining EBITDA, as adjusted. EBITDA, as adjusted, (i) is not a measure of performance calculated in accordance with generally accepted accounting principles and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our consolidated financial statements.

EBITDA, as adjusted, is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of the Partnership’s fundamental business activities. Management believes that the presentation of EBITDA, as adjusted, is useful to lenders and investors because of its use in the natural gas and propane industries and for master limited partnerships as an indicator of the strength and performance of the Partnership’s ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions. Additionally, management believes that EBITDA, as adjusted, provides additional and useful information to the Partnership’s investors for trending, analyzing and benchmarking the operating results of the Partnership from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, allows investors to view the Partnership’s performance in a manner similar to the methods used by management and provides additional insight to the Partnership’s operating results.

EBITDA, as adjusted, is used by management to determine our operating performance, and along with other data as internal measures for setting annual operating budgets, assessing financial performance of the Partnership’s numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. The Partnership has a large number of business locations located in different regions of the United States. EBITDA, as adjusted, can be a meaningful measure of financial performance because it excludes factors which are outside the control of the employees responsible for operating and managing the business locations, and provides information management can use to evaluate the performance of the business locations, or the region where they are located, and the employees responsible for operating them. To present EBITDA, as adjusted, on a full Partnership basis, we add back the minority interest of the general partner because net income is reported net of the general partner’s minority interest. Our EBITDA, as adjusted, includes non-cash compensation expense which is a non-cash expense item resulting from our unit based compensation plans that does not require cash settlement and is not considered during management’s assessment of the operating results of the Partnership’s business. By adding these non-cash compensation expenses in EBITDA, as adjusted, allows management to compare the Partnership’s operating results to those of other companies in the same industry who may have compensation plans with levels and values of annual grants that are different than the Partnership’s. Other expenses include other finance charges and other asset non-cash impairment charges that are reflected in the Partnership’s operating results but are not classified in interest, depreciation and amortization. We do not include gain or loss on the sale of assets when determining EBITDA, as adjusted, since including non-cash income or loss resulting from the sale of assets increases or decreases the performance measure in a manner that is not related to the true operating results of the Partnership’s business. In addition, the Partnership’s debt agreements contain financial covenants based on EBITDA, as adjusted. For a description of these covenants, please read “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations-Description of Indebtedness” included in the Partnership’s Form 10-K/A for the fiscal year ended August 31, 2003, as filed with the Securities and Exchange Commission on November 26, 2003.

There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss. In addition, our calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP. EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by us in the past. Management compensates for these limitations by considering EBITDA, as adjusted, in conjunction with its analysis of other GAAP financial measures, such as gross profit, net income (loss), and cash flow from operating activities.

The aggregate unaudited results presented below reflect Heritage’s historical results from September 1, 2003 through January 19, 2004, and of Heritage’s historical results for the fiscal year ended August 31, 2003, and the historical results for the year ended August 31, 2004, for comparability purposes only. This aggregate information is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations.

	For the Year Ended		For the Eleven Months Ended
	August 31,	August 31,	August 31,	August 31,
	2004	2004	2003	2003
Aggregate Results	(historical)	(aggregate)	(historical)	(aggregate)
REVENUES:
Midstream and transportation	$2,102,101	$2,102,101	$1,023,468	$1,023,468
Propane Operations	342,522	584,577	—	510,758
Other	37,631	65,928	—	60,718

Total revenues	2,482,254	2,752,606	1,023,468	1,594,944
COSTS AND EXPENSES:
Cost of products sold	2,126,150	2,274,479	901,543	1,198,699
Operating expenses	152,100	212,835	27,960	180,091
Depreciation and amortization	50,848	66,237	13,461	51,420
Selling, general and administrative	33,135	43,234	15,965	30,002
Realized and unrealized (gains) losses on derivatives	(25,499)	(25,499)	2,950	2,950

Total costs and expenses	2,336,734	2,571,286	961,879	1,463,162
OPERATING INCOME	145,520	181,320	61,589	131,782
OTHER INCOME (EXPENSE)
Interest, net	(41,458)	(54,212)	(12,456)	(48,196)
Equity in earnings of affiliates	363	859	1,423	2,794
Gain loss on disposal of assets	(1,006)	(1,246)	—	430
Other	509	443	501	(2,712)

INCOME BEFORE MINORITY INTERESTS AND INCOME TAXES	103,928	127,164	51,057	84,098
Minority interests	(295)	(867)	—	(876)

INCOME BEFORE INCOME TAXES	103,633	126,297	51,057	83,222
Income Taxes	4,481	4,501	4,432	5,455

NET INCOME	99,152	121,796	46,625	77,767
GENERAL PARTNER’S INTEREST IN NET INCOME	8,938	9,489	932	2,251

LIMITED PARTNERS’ INTEREST IN NET INCOME	$90,214	$112,306	$45,693	$75,516

BASIC EARNINGS PER LIMITED PARTNER UNIT	$3.45	$3.03	$6.90	$2.24

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING	26,114,371	37,076,700	6,621,737	33,736,187

DILUTED EARNINGS PER LIMITED PARTNER UNIT	$3.45	$3.03	$6.90	$2.24

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING	26,141,605	37,103,934	6,621,737	33,756,187

	For the Year Ended		For the Eleven Months Ended
	August 31,	August 31,	August 31,	August 31,
AGGREGATE SUPPLEMENTAL	2004	2004	2003	2003
INFORMATION:	(historical)	(aggregate)	(historical)	(aggregate)
Net income reconciliation
Net income	$99,152	$121,796	$46,625	$77,767
Depreciation and amortization	50,848	66,237	13,461	51,420
Interest	41,458	54,212	12,456	48,196
Taxes	4,481	4,501	4,432	5,455
Non-cash compensation expense	42	1,274	—	1,159
Other expense (income)	(509)	(443)	(501)	2,712
Depreciation, amortization, interest and taxes of investee	440	762	1,003	1,904
Minority interest	—	178	—	256
(Gain) loss on disposal of assets	1,006	1,246	—	(430)

EBITDA, as adjusted (a)	$196,918	$249,762	$77,476	$188,439

VOLUMES
Midstream
Natural gas MMBtu/d	975,000	975,000	524,000	524,000
NGLs bbls/d	12,000	12,000	13,000	13,000
Transportation
Natural gas MMBtu/d	1,091,000	1,091,000	921,000	921,000
Propane operations (in gallons)
Retail propane	226,209	397,862	—	375,939
Domestic wholesale	7,071	12,452	—	15,343
Foreign wholesale	28,648	51,947	—	58,958

(a)	Please see footnote (a) to the supplemental information of historical results previously presented.

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	August 31,	August 31,	August 31,
	2004	2003	2003
		(Energy Transfer
		Company)	(Heritage)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$81,745	$53,122	$7,117
Marketable securities	2,464	—	3,044
Accounts receivable, net of allowance for doubtful accounts	275,424	105,987	35,879
Accounts receivable from related companies	34	—	—
Inventories	54,067	3,947	45,274
Deposits paid to vendors	3,023	19,053	—
Exchanges receivable	8,852	1,373	—
Price risk management asset	4,615	928	—
Prepaid expenses and other	6,658	770	2,824

Total current assets	436,882	185,180	94,138
PROPERTY, PLANT AND EQUIPMENT, net	1,467,649	393,025	426,588
INVESTMENT IN AFFILIATES	8,010	6,844	8,694
GOODWILL	313,720	13,409	156,595
INTANGIBLES AND OTHER ASSETS, net	100,421	3,645	52,824

Total assets	$2,326,682	$602,103	$738,839

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Working capital facility	$14,550	$—	$26,700
Accounts payable	274,122	114,198	43,690
Accounts payable to related companies	4,276	820	6,255
Exchanges payable	2,846	1,410	—
Customer deposits	11,378	11,600	2,137
Accrued and other current liabilities	55,817	8,055	33,356
Price risk management liabilities	1,262	823	80
Income taxes payable	2,252	2,567	500
Current maturities of long-term debt	30,957	30,000	38,309

Total current liabilities	397,460	169,473	151,027
LONG-TERM DEBT, less current maturities	1,070,871	196,000	360,762
DEFERRED TAXES	109,896	55,385	—
OTHER NONCURRENT LIABILITIES	—	157	—
MINORITY INTERESTS	1,475	—	4,002

	1,579,702	421,015	515,791

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except unit data)
(unaudited)

	August 31,	August 31,	August 31,
	2004	2003	2003
		(Energy Transfer
		Company)	(Heritage)
COMMITMENTS AND CONTINGENCIES
PARTNERS’ CAPITAL:
Common Unitholders (44,559,031 and 6,621,737 units authorized, issued and outstanding at August 31, 2004 and 2003, respectively and 18,013,229 units authorized, issued and outstanding at August 31, 2003 for Heritage)	720,187	180,896	221,207
Class C Unitholders (1,000,000 and 0 units authorized, issued and outstanding at August 31, 2004 and 2003, respectively and 1,000,000 units authorized, issued and outstanding at August 31, 2003 for Heritage)	—	—	—
Class D Unitholders (0 units authorized, issued and outstanding at August 31, 2004 and 2003 and at August 31, 2004 for Heritage)	—	—	—
Class E Unitholders (4,426,916 and 0 units authorized, issued and outstanding at August 31, 2004 and 2003, respectively – held by subsidiary and reported as treasury units and 0 units authorized, issued and outstanding at August 31, 2003 for Heritage)	—	—	—
Special Units (0 units authorized, issued and outstanding at August 31, 2004 and 2003 and at August 31, 2003 for Heritage)	—	—	—
General Partner	26,761	192	2,190
Accumulated other comprehensive income (loss)	32	—	(349)

Total partners’ capital	746,980	181,088	223,048

Total liabilities and partners’ capital	$2,326,682	$602,103	$738,839